AMERINDO FUNDS INC.

                SUPPLEMENT DATED JULY 21, 2005 TO THE PROSPECTUS
                                       AND
           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 25, 2005

                   AS SUPPLEMENTED MAY 31, 2005, JUNE 3, 2005



THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

     On July 18, 2005, the Board of Directors (the "Board") approved an Agreement and Plan of Reorganization (the "Agreement"), providing for the reorganization of the Amerindo Technology Fund (the "Fund"), a portfolio of Amerindo Funds Inc. (the "Company"), into the Munder Internet Fund, a series of the Munder Series Trust, (the "Trust"), a Delaware statutory trust. The reorganization has also been approved by the Board of the Munder Internet Fund.

     Pursuant to the Agreement, the Fund will transfer its assets and liabilities to the Trust in exchange for shares of the Munder Internet Fund at their respective net asset values. The reorganization is expected to be structured as a tax-free transaction for federal income tax purposes. Redemptions or transfers from the Fund prior to completion of the reorganization may result in tax consequences. You should consult with a competent tax adviser about your individual circumstances. Consummation of the reorganization is subject to a number of conditions, including approval by shareholders of the Fund. Proxy materials describing in greater detail the proposed reorganization of the Fund and seeking shareholder approval of the reorganization at a special shareholder meeting will be sent to Fund shareholders at a later date. If approved by the shareholders, the reorganization is expected to close in October 2005, and you will then become shareholders of the Munder Internet Fund.

     Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009, the current interim adviser to the Fund, will continue to be responsible for the management of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management.

















                                      -2-